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                                                                      Exhibit 10

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                                               OHIO NATIONAL LIFE ASSURANCE CORPORATION
                                VARIABLE LIFE INSURANCE APPLICATION SUPPLEMENT: SUITABILITY INFORMATION
   Registered  representatives  are required to make  inquiries  and provide  information  relating to the  financial  condition and retirement plans of the purchasers of variable life contracts.  Applicants are urged to supply such information  which, used with the insurance  application,  will allow the registered  representative  to make an informed  judgment as to the suitability for a particular  purchaser of variable life insurance.  However,  applicants are not required to divulge such item or information.  If the  applicant  chooses not to do so, the  registered  representative  must  complete  the  following  items to the best of their knowledge.  IF THE APPLICANT IS NOT THE INSURED, QUESTIONS APPLY TO THE OWNER.
------------------------ ------------------------------------- ------ --------------------------------------------------------------
1.  Insured's Name ________________________________________            8.  Source of premium payment(s): (Check one or more)
    Date of Birth  _________________________________                    Current income                   Employer
    (Owner's name and date of birth if not the Insured):                Cash savings                     Relative
    Owner's Name ____________________________                           Securities presently held
     Date of Birth  ______________________________                      Insurance or annuities cash values

2.  Family members and/or dependents or Owner.                          Insurability or annuity value or death benefit
    NAME              RELATIONSHIP               DATE OF BIRTH         Sale of personal property or real estate
    ________________________________________________                     Other ___________________________

    ________________________________________________                  9.  Approximate net worth of Owner?
    ________________________________________________                      a.  Liquid  ___________________________
    ________________________________________________                      b.  Illiquid  ____________________________
                                                                      -------------------------------------------------------------
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3.  Spouse employed?                                                   10.  Marginal tax bracket:
           Yes          No            Income $ ______________               15%        28%        31%        36%        39.6%
                                                                      --------------------------------------------------------------
                                                                       11. Applicant chooses not to divulge suitability information;
      ---------------------------------------------------------------          any items shown above have been estimated by the
---------------------------------------------------------------------          registered representative.
4.  Insured's Occupation:
                                                                      --------------------------------------------------------------
                                                                      12.  Telephone Transfers are authorized as described in the
---------------------------------------------------------------------      prospectus:
5.  Name and Address of Owner's Employer:                                   No          Yes         Owner's Initials
                                                                      --------------------------------------------------------------
                                                                      13  Registered representative's name
                                                                           ---------------------------------

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6.  Is owner or Insured employed by or associated with member                             OSJ SUITABILITY APPROVAL
    of the NASD?       Yes           No
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                                                                        _______________________            Date _________________
7. Owner's annual income                                                Principal
    a.  From employment $________________
    b.  From other sources $________________
--------------------------------------------------------------------- ----------------------------------------------- --------------
1.  I have received the current prospectus for the Vari-Vest V Variable Life Insurance contract;
2.  I have  received a policy illustration demonstrating hypothetical results based on anticipated premium payments and death benefits for Insured's age, sex and underwriting class;
3.  I UNDERSTAND THAT THE DEATH BENEFIT (EXCEPT SUPPLEMENTARY BENEFITS) MAY INCREASE OR DECREASE DEPENDING ON THE
    CONTRACT'S INVESTMENT RETURN;
4.  I UNDERSTAND THAT THE CASH VALUES MAY INCREASE OR DECREASE DEPENDING ON THE CONTRACT'S INVESTMENT RETURN AND
    THAT THERE IS NO GUARANTEED MINIMUM CASH VALUE;
5.  I understand that any illustration of past historical investment returns is not an indication of future investment performance.
6.  I believe that this contract will meet my insurance needs and financial objectives; and
7.  Net premium payments (as described in the prospectus) should be allocated to the General Account and/or the
    Subaccounts or portfolios as follows:

                            ALLOCATION OF NET PREMIUM
 Allocation Split among Subaccounts (Each must be a whole percent and total should be 100%)



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                                                                        -----------------------------------------------------------
       Date                  Signature of Registered Representative          Signature of Applicant (Owner if other than Insured)

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